Rule 497(d)


                                     FT 1049

              Sector Allocation Portfolio, 4th Quarter 2005 Series

                          Supplement to the Prospectus



     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

     The Fund/SERV CUSIP for the Trust is 30270A503.


November 1, 2005